EXHIBIT 10.4

Execution Copy

August 22, 2016

Affinity Gaming

3755 Breakthrough Way, Suite 300

Las Vegas, Nevada 89135

Re: Acknowledgement and Joinder

Reference is made to that certain (i) Confidentiality Agreement (the “Confidentiality Agreement”), dated November 28, 2015 by and between Affinity Gaming (the “Company”) and Z Capital Partners, L.L.C. ( “Z Capital”), and (ii) Agreement and Plan of Merger, dated as of August 22, 2016 (the “Merger Agreement”), by and among, Z Capital Affinity Owner, LLC, Affinity Merger Sub, Inc. and the Company. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement.

1.  Acknowledgement.  In connection with obtaining debt and equity financing for the Merger and the other transactions contemplated by the Merger Agreement, we hereby acknowledge and agree that any Person who is a “Representative” (as defined in the Merger Agreement) of Parent or Merger Sub or a Financing Source or a Rollover Investor, and each other potential financing source or other Person who receives Evaluation Material or Transactional Information as permitted by the terms of the Merger Agreement and the Confidentiality Agreement, and their respective “Representatives” (as defined in the Merger Agreement), shall be deemed a “Representative” (as defined in the Confidentiality Agreement) of Z Capital under the Confidentiality Agreement.

2.  Joinder.  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned:

a)             Does hereby become a party to the Merger Agreement solely with respect to (i) Sections 4.1, 4.2, 4.3, and 4.4 (the “Representations”), (ii) Section 5.21, and (iii) Article VIII, mutatis mutandis;

b)             Hereby makes all of the Representations as to itself to the same extent as provided in the Representations, mutatis mutandis; and

c)              Agrees to be bound by the covenants, obligations and terms of Section 5.21 and Article VIII, mutatis mutandis.

3.  Miscellaneous.  Each party hereto acknowledges and agrees that this letter shall be deemed to be an amendment to and part of each of the Confidentiality Agreement and the Merger Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this letter to be executed as of the date set forth above by their respective officers thereunto duly authorized.

Z CAPITAL PARTNERS, L.L.C.

By:	/s/ James Zenni, Jr.
Name: James Zenni, Jr.
Title: Authorized Person

AFFINITY GAMING

By:	/s/ Walter Bogumil
Name: Walter Bogumil
Title: Senior Vice President, Chief Financial Officer and Treasurer